UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-01436
                                   ---------

          CAPSTONE GROWTH FUND (A SERIES OF CAPSTONE SERIES FUND INC.)
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

5847 San Felipe                 Houston, TX              77057
--------------------------------------------------------------------------------
     (Address of principal executive offices)         (Zip code)


  InCap Service Company 630 Fitzwatertown Road "A" Willow Grove, PA 19090-1904
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800 262-6631
                                                   --------------

Date of fiscal year end: 10/31/2004
                        ------------

Date of reporting period: 04/30/2004
                         ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.   REPORTS TO SHAREHOLDERS

          The following is a copy of the annual report to shareholders for the period ended April 30, 2004 pursuant to rule 30e-1 under the Investment Company Act of 1940.


April 30, 2004

                                                              Semi-Annual Report

CGF    CAPSTONE GROWTH FUND
      --------------------------------------------------------------------------
       BUILDING WEALTH WHILE CONTROLLING RISK


Dear Shareholder:

We are pleased to present the semi-annual report for the Capstone Growth Fund, Inc. for the six-month period that ended on April 30, 2004.

EQUITY MARKET OVERVIEW

The equity market continued its advance for the six month period that ended on April 30, 2004. While equity returns for the period were positive, volatility within the period also increased. This is a constant reminder that geopolitical events such as the ongoing turmoil in Iraq along with various terrorist activities can directly impact the equity markets. The improving economy has provided the underlying basis for the market's strength. Company earnings have been showing consistent improvement over the period with reports for the first quarter of 2004 indicating particularly strong growth overall. Weak job creation which has plagued this economic recovery has finally shown some strength with the release of the March payroll employment report. While this is welcome news, it has been mitigated somewhat with higher energy prices and the inevitable threat of rising interest rates which usually follows a period when the Federal Reserve has been very accommodative. For the six-month period, the broad-based capitalization weighted Standard & Poor's 1500 Supercomposite Index was up 6.42%.

PERFORMANCE

The Capstone Growth Fund gained 3.81% for the six-month period. The return for the S&P 500 for the same period was 6.27% and the return for the Russell 1000 Growth Index was 4.14%. The Fund lagged the S&P 500 for the period, but matched the Russell 1000 Growth Index when fund expenses are taken into account. Smaller capitalization companies continued to outperform their larger-cap counterparts, which hurts the Fund's performance relative to the S&P 500 and Russell 1000 Growth Index because they include a mid-cap component. Sectors that underperformed for the period include: Information Technology, Financials and Consumer Discretionary. The outperforming sectors were Energy, Telecommunication Services and Health Care. The Fund had favorable sector positioning in Energy and Health Care, but it was somewhat offset by a higher weighting in Financials and an under-weighting in Telecommunication Services. Company earnings reports were generally strong across the board. Energy holdings such as ChevronTexaco Corp and Exxon Mobil Corp benefited from higher energy prices. Interest rate sensitive holdings such as Fannie Mae and Washington Mutual Inc (which we recently sold) have declined with mortgage application growth slowing despite good earnings in the recent period.

OUTLOOK

With job creation on the upswing, we are becoming more convinced that the economic recovery will continue and corporate earnings will increase as well. The benign interest rate environment that the Federal Reserve has supported will undoubtedly be coming to a close as pricing pressures eventually increase inflation. While we are forecasting modest rate increases in the near future, we continue to see a positive environment for equities. In terms of the Fund's positioning, you should expect to see reductions in positions that are directly affected by rising interest rates. This would include areas that are dependent on the housing cycle such as residential mortgage related companies and retailers that cater to the home improvement market. Areas that will become increasingly attractive are the energy, capital goods and health care sectors. In the near-term, these areas may provide good opportunities for additions to the Fund.

We sincerely appreciate your trust and confidence in us and look forward to continuing our relationship with you for many years to come.

Sincerely,

/s/ Edward L. Jaroski                              /s/ Dan E. Watson

Edward L. Jaroski                                  Dan E. Watson
President and Chairman of the Board                Executive Vice President

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - April 30, 2004 (Unaudited)
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                                          SHARES        VALUE
                                                                          ------        -----
COMMON STOCK (100.05%)

AEROSPACE & DEFENSE (2.71%)
United Technologies, Corp.                                                14,930     $ 1,287,862
                                                                                     -----------

BANKS (8.43%)
U.S. Bancorp                                                              43,560       1,116,878
Washington Mutual, Inc.                                                   33,750       1,329,413
Wells Fargo & Co.                                                         27,540       1,554,908
                                                                                     -----------
                                                                                       4,001,199
                                                                                     -----------

BEVERAGES (3.37%)
Coca-Cola Co.                                                             31,640       1,600,035
                                                                                     -----------

BIOTECHNOLOGY (1.87%)
Amgen, Inc. *                                                             15,760         886,815
                                                                                     -----------

BUILDING MATERIALS (2.61%)
American Standard Cos., Inc. *                                            11,750       1,235,982
                                                                                     -----------

COMPUTER HARDWARE (3.45%)
Dell, Inc. *                                                              29,760       1,032,970
Microchip Technology, Inc.                                                21,560         604,111
                                                                                     -----------
                                                                                       1,637,081
                                                                                     -----------

COMPUTER SERVICES & SOFTWARE (6.90%)
Fiserv, Inc. *                                                            16,310         596,294
Intuit, Inc. *                                                            16,640         706,701
Microsoft Corp.                                                           75,810       1,968,786
                                                                                     -----------
                                                                                       3,271,781
                                                                                     -----------

CONTAINERS (1.96%)
Pactiv Corp. *                                                            40,440         928,098
                                                                                     -----------

COSMETICS & TOILETRIES (1.45%)
Procter & Gamble Co.                                                       6,540         691,605
                                                                                     -----------

ELECTRONICS (1.40%)
L-3 Communications Holdings, Inc.                                         10,720         661,853
                                                                                     -----------

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - April 30, 2004 (Unaudited)
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                                          SHARES        VALUE
                                                                          ------        -----
FINANCIAL SERVICES (13.68%)
American International Group, Inc.                                        24,286     $ 1,740,092
Citigroup, Inc.                                                           42,262       2,032,380
Fannie Mae                                                                13,980         960,706
Merrill Lynch & Co., Inc.                                                 22,040       1,195,229
SLM Corp.                                                                 14,740         564,689
                                                                                     -----------
                                                                                       6,493,096
                                                                                     -----------

HEALTHCARE (2.73%)
Stryker Corp.                                                              6,770         669,756
UnitedHealth Group, Inc.                                                  10,180         625,866
                                                                                     -----------
                                                                                       1,295,622
                                                                                     -----------

MEDIA (3.68%)
McGraw-Hill Cos., Inc.                                                    22,170       1,748,326
                                                                                     -----------

MEDICAL PRODUCTS (3.01%)
Johnson & Johnson                                                         26,440       1,428,553
                                                                                     -----------

MISCELLANEOUS MANUFACTURING (6.11%)
Danaher Corp.                                                             10,160         940,003
General Electric Co.                                                      65,390       1,958,431
                                                                                     -----------
                                                                                       2,898,434
                                                                                     -----------

OIL & GAS (9.40%)
ChevronTexaco Corp.                                                       24,380       2,230,770
Exxon Mobil Corp.                                                         52,410       2,230,046
                                                                                     -----------
                                                                                       4,460,816
                                                                                     -----------

PHARMACEUTICALS (8.38%)
Cardinal Health, Inc.                                                     10,690         783,042
Forest Laboratories, Inc. *                                                6,480         417,830
Gilead Sciences, Inc. *                                                    8,580         521,921
Omnicare, Inc.                                                             8,050         333,914
Pfizer, Inc.                                                              53,697       1,920,205
                                                                                     -----------
                                                                                       3,976,912
                                                                                     -----------

RETAIL (11.78%)
Lowe's Cos., Inc.                                                         13,760         716,346
Target Corp.                                                              25,360       1,099,863
Walgreen Co.                                                              27,650         953,372

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - April 30, 2004 (Unaudited)
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                                          SHARES        VALUE
                                                                          ------        -----
Wal-Mart Stores, Inc.                                                     35,210    $  2,006,970
Yum! Brands, Inc. *                                                       20,950         812,650
                                                                                    ------------
                                                                                       5,589,201
                                                                                    ------------

SEMICONDUCTOR EQUIPMENT (3.22%)
Kla-Tencor Corp. *                                                        16,580         690,889
Maxim Integrated Products                                                 18,170         835,638
                                                                                    ------------
                                                                                       1,526,527
                                                                                    ------------

TELECOMMUNICATIONS (3.91%)
Cisco Systems, Inc. *                                                     53,720       1,121,136
Qualcomm, Inc.                                                            11,780         735,779
                                                                                    ------------
                                                                                       1,856,915
                                                                                    ------------

TOTAL COMMON STOCK (COST $43,329,624)                                               $ 47,476,713
                                                                                    ------------

SHORT TERM INVESTMENTS (0.13%)
Aim Prime Portfolio Money Market, Institutional Class, 0.93% **           17,781          17,781
Fifth Third Institutional Government Money Market Fund, 0.76% **          44,613          44,613
                                                                                    ------------
TOTAL SHORT TERM INVESTMENTS (COST $62,394)                                               62,394
                                                                                    ------------

      TOTAL INVESTMENTS (COST $43,392,018) (100.18%)                                $ 47,539,107
      LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-0.18%)                                (87,326)
                                                                                    ------------
      TOTAL NET ASSETS (100%)                                                       $ 47,451,781
                                                                                    ============

Cost for federal income tax purposes at April 30, 2004 was $43,403,793 and net unrealized appreciation consisted of:
   Gross unrealized appreciation                                                    $  5,410,710
   Gross unrealized depreciation                                                      (1,275,396)
                                                                                    ------------
   Net unrealized appreciation                                                      $  4,135,314
                                                                                    ============

*  Non-income producing investment.
** Rate shown represents the rate at April 30, 2004, is subject to change and resets daily.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - April 30, 2004 (Unaudited)
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

Assets:
      Investments, at value (identified cost $43,392,018)         $ 47,539,107
           Cash                                                             26
      Receivables:
           Fund shares sold                                             15,175
           Dividends and interest                                       42,062
      Prepaid expenses                                                  10,163
                                                                  ------------
                Total assets                                        47,606,533
                                                                  ------------

LIABILITIES:
      Payables:
           Accrued distribution fees                                     9,916
           Due to advisor                                               29,960
           Due to directors                                              4,508
           Fund shares purchased                                        86,552
           Accrued expenses                                             23,816
                                                                  ------------
                Total liabilities                                      154,752
                                                                  ------------

NET ASSETS                                                        $ 47,451,781
                                                                  ============

NET ASSETS CONSIST OF:
           Paid-in capital                                          46,387,276
           Accumulated net investment loss                              (3,159)
           Accumulated realized loss on investments                 (3,079,425)
           Net unrealized appreciation on investments                4,147,089
                                                                  ------------

Net Assets (200,000,000 of $.001 par value shares authorized,
    3,917,374 shares outstanding)                                 $ 47,451,781
                                                                  ============

Net Asset Value, offering and redemption price per share          $      12.11
                                                                  ============



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENT OF OPERATIONS FOR THE PERIOD ENDED APRIL 30, 2004 (UNAUDITED)
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME:
      Dividends                                                    $   352,152
      Interest                                                             727
                                                                   -----------
           Total investment income                                     352,879
                                                                   -----------

EXPENSES:
      Investment advisory fees (Note 3)                                181,424
      Accounting fee                                                    29,265
      Custodian fees                                                     6,074
      Transfer agency fees                                              11,954
      Distribution fees (Note 3)                                        60,477
      Directors fees (Note 3)                                            6,464
      Audit fees                                                        10,890
      Legal fees                                                        14,918
      Registration fees                                                  8,597
      Reports to shareholders                                            5,968
      Miscellaneous expense                                             20,007
                                                                   -----------
           Total Expenses                                              356,038
                                                                   -----------

      Net investment loss                                               (3,159)
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                               2,289,588
      Net change in unrealized appreciation on investments            (449,470)
                                                                   -----------
      Net realized and unrealized gain on investments                1,840,118
                                                                   -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 1,836,959
                                                                   ===========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                                             FOR THE PERIOD     FOR THE YEAR
                                                                                 ENDED              ENDED
                                                                             APRIL 30, 2004    OCTOBER 31, 2003
                                                                             --------------    ----------------
                                                                              (UNAUDITED)
Operations:
     Net investment income (loss)                                            $     (3,159)       $     61,620
     Net realized gain (loss) on investments                                    2,289,588          (2,325,618)
     Net change in unrealized appreciation (depreciation) on investments         (449,470)          8,451,924
                                                                             ------------        ------------
Net increase in net assets resulting from operations                            1,836,959           6,187,926
                                                                             ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                        (61,620)            (31,818)
                                                                             ------------        ------------
Net decrease in net assets resulting from distributions                           (61,620)            (31,818)
                                                                             ------------        ------------

CAPITAL SHARE TRANSACTIONS:
Decrease in net assets from Fund share transactions (Note 4)                   (1,982,971)         (3,924,092)
                                                                             ------------        ------------
Increase (decrease) in net assets                                                (207,632)          2,232,016

NET ASSETS:
     Beginning of period                                                       47,659,413          45,427,397
                                                                             ------------        ------------
     End of period (including undistributed net investment
        income of $0 and $61,620, respectively)                              $ 47,451,781        $ 47,659,413
                                                                             ============        ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
                                                                     GROWTH FUND
--------------------------------------------------------------------------------
The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

                                               PERIOD ENDED
                                              APRIL 30, 2004                             YEARS ENDED OCTOBER 31,
                                              -------------------------------------------------------------------------------------
                                                (UNAUDITED)           2003          2002          2001          2000          1999
                                                ----------        ---------     ---------     ---------     ---------     ---------
Net Asset Value, Beginning of Period            $    11.68        $   10.20     $   12.08     $   18.11     $   18.46     $   15.18
                                                ----------        ---------     ---------     ---------     ---------     ---------

INVESTMENT OPERATIONS:
      Net investment income (loss)                      --             0.02          0.01          0.01         (0.01)         0.02
      Net realized and unrealized gain (loss)
        on investments                                0.45             1.47         (1.88)        (4.34)         0.97          4.04
                                                ----------        ---------     ---------     ---------     ---------     ---------
           Total from investment operations           0.45             1.49         (1.87)        (4.33)         0.96          4.06
                                                ----------        ---------     ---------     ---------     ---------     ---------

DISTRIBUTIONS FROM:
      Net investment income                          (0.02)           (0.01)        (0.01)           --         (0.02)        (0.12)
      Net realized capital gains                        --               --            --         (1.70)        (1.29)        (0.66)
                                                ----------        ---------     ---------     ---------     ---------     ---------
           Total distributions                       (0.02)           (0.01)        (0.01)        (1.70)        (1.31)        (0.78)
                                                ----------        ---------     ---------     ---------     ---------     ---------

NET ASSET VALUE, END OF PERIOD                  $    12.11        $   11.68     $   10.20     $   12.08     $   18.11     $   18.46
                                                ==========        =========     =========     =========     =========     =========

TOTAL RETURN                                         3.81%(2)        14.59%      (15.48)%      (25.73)%         5.40%        27.77%

RATIOS/SUPPLEMENTAL DATA
      Net assets, end of period (in 000's)      $   47,452        $  47,659     $  45,427     $  58,841     $  84,560     $  86,234
      Ratio of expenses to average net assets        1.47%(1)         1.43%         1.38%         1.27%         1.18%         1.18%
      Ratio of net investment income (loss)
        to average net assets                      (0.01)%(1)         0.14%         0.06%         0.08%       (0.07)%         0.11%
      Portfolio turnover rate                          25%              20%           94%           58%           55%           70%

(1) Annualized
(2) Aggregate total return, not annualized



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

         Capstone Series Fund, Inc. (the "Company") was organized as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company. On January 22, 2002 the Company name was changed to Capstone Series Fund, Inc. from Capstone Growth Fund, Inc. and the Fund was redesignated Capstone Growth Fund. The Company currently consists of one diversified series: the Growth Fund (the "FUND"). The Growth Fund's investment objective is to seek long-term capital appreciation by primarily investing in common stocks that represent a broad spectrum of the economy.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A) VALUATION OF SECURITIES - Portfolio equity securities which are primarily traded on security exchanges are valued at the last sale price on that exchange or, if there is no recent last sale price available, at the last current bid quotation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. All other equity securities not so traded are valued at the mean between the last reported bid and asked prices prior to the time of valuation.

         Money market securities held by the Fund are valued using the amortized cost method of valuation, which in the opinion of the Board of Directors reflects fair value.

         Other securities for which market quotations are not readily available when valued, including restricted securities, and other assets, are valued at fair value as determined in good faith by the Board of Directors.

B) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of income and capital gains to relieve the Fund from all, or substantially all, such taxes.

         Income and capital gains of the Fund are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as return of capital.

C) USE OF ESTIMATES - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

D) REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian bank take possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund had no investments in repurchase agreements as of April 30, 2004.

E) OTHER - The Fund distributes its net investment income and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         The Fund has retained Capstone Asset Management Company ("CAMCO") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of 0.75% on the first $50 million, 0.60% on the next $150 million, 0.50% for the next $300 million and 0.40% on assets over $500 million for the Growth Fund.

         Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Adviser, and both are wholly owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

         The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby the Fund's assets are used to compensate CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of the Fund's shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward, for a maximum of twelve months, distribution expenses covered by the plan for which CAPCO has not yet received reimbursement. For the period ended April 30, 2004, the Growth Fund incurred $60,477 in 12b-1 fees. Of this amount approximately 5.37% was paid to Service Organizations other than CAPCO.

         Certain officers and directors of the Funds who are also officers and directors of the Adviser, the Distributor or CFS, received no compensation from the Funds. For the period ended April 30, 2004, directors of the Fund who are not "interested persons" received directors' fees of $3,014.

NOTE 4 - CAPITAL STOCK

         Transactions in capital stock for the period ended April 30, 2004 and for the year ended October 31, 2003 were as follows:

                              PERIOD ENDED                   YEAR ENDED
                             APRIL 30, 2004               OCTOBER 31, 2003
                   ----------------------------    ----------------------------
                       SHARES          AMOUNT          SHARES          AMOUNT
                   ------------    ------------    ------------    ------------
GROWTH FUND

Sold ............        10,768    $    130,567       1,030,229    $ 11,284,432
Reinvestment ....         3,958          47,457           2,622          27,378
                   ------------    ------------    ------------    ------------
                         14,726         178,024       1,032,851      11,311,810
Redeemed ........      (177,937)     (2,160,995)     (1,404,155)    (15,235,902)
                   ------------    ------------    ------------    ------------
Net decrease ....      (163,211)   $ (1,982,971)       (371,304)   $ (3,924,092)
                   ============    ============    ============    ============


NOTE 5 - PURCHASES AND SALES OF SECURITIES

         Purchases and sales of investment securities (excluding short-term securities) by the Fund for the period ended April 30, 2004 were as follows:

                                            PURCHASES                  SALES
                                          ------------             ------------
Growth Fund.......................        $ 12,127,705             $ 14,060,532


NOTE 6 - TAX MATTERS

         As of October 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis for the Fund were as follows:

                    UNDISTRIBUTED ORDINARY   CAPITAL LOSS     UNREALIZED    DISTRIBUTABLE EARNINGS /
                            INCOME           CARRYFORWARDS   APPRECIATION     (ACCUMULATED LOSSES)
                    ----------------------   -------------   ------------   ------------------------
Growth Fund.......         $ 61,620          $ (5,294,566)   $ 4,522,112           $ (710,834)

         The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

         As of October 31, 2003, the Fund had capital loss carryforwards and deferrals available for federal income tax purposes as follows:

                            CAPITAL LOSS CARRYFORWARDS EXPIRING
                                         OCTOBER 31,
                            -----------------------------------
                                                                           DEFERRED FOR
                   2009           2010           2011           TOTAL      TAX PURPOSES
                ----------     ----------     ----------     ----------    ------------

Growth Fund     $2,824,949     $  178,253     $2,291,364     $5,294,566     $   74,447

         The losses deferred for tax purposes consist of losses on wash sales.


NOTE 7 - DISTRIBUTIONS TO SHAREHOLDERS

         The tax character of distributions paid for the period ending April 30, 2004 and the year ending October 31, 2003 were as follows:

                                            PERIOD ENDING    YEAR ENDING
                                           APRIL 30, 2004  OCTOBER 31, 2003
                                           --------------  ----------------

Ordinary Income .........................     $ 61,620        $ 31,818
Long-term Capital Gains .................           --              --
                                              --------        --------
      Total Distributions Paid ..........     $ 61,620        $ 31,818
                                              ========        ========

CGF    CAPSTONE GROWTH FUND
      --------------------------------------------------------------------------
       BUILDING WEALTH WHILE CONTROLLING RISK



                              Capstone Growth Fund



For more
complete
information
about the
Capstone
Growth Fund,
including
charges and
expenses,
contact the
Distributor at
the address
below to
receive a
prospectus.
Please read                                     Capstone Asset Planning Company
it carefully                                    5847 San Felipe, Suite 4100
before you                                      Houston, Texas 77057
invest or                                       1-800-262-6631
send money.                          [LOGO]     info@capstonefinancial.com

ITEM 2.   CODE OF ETHICS.

          Not applicable

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable

ITEM 6.   SCHEDULE OF INVESTMENT

          Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable Fund is an open-end management investment company

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

          None

ITEM 10.  CONTROLS AND PROCEDURES.

          (a) The registrant's principal executive office and principal financial officer has concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

          (b) There were so significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS

          (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

          (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       (Registrant) Capstone Series Fund Inc.

                                       By /s/ Edward L. Jaroski
                                          -----------------------
                                          Edward L. Jaroski
                                          President

Date  June 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the Following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                       By /s/ Edward L. Jaroski
                                          -----------------------
                                          Edward L. Jaroski
                                          President


Date  June 22, 2004

                                       By /s/ Richard A. Nunn
                                       ------------------------
                                          Richard A. Nunn
                                          Chief Financial Officer

Date  June 22, 2004